U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2002


                        COMMISSION FILE NUMBER: 333-44398


                               Nutra Pharma Corp.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                    91-2021600
--------------------------------------              -----------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


485 Martin Lane, Beverly Hills, California                     90210
---------------------------------------                    ------------
(Address of principal executive offices)                    (Zip Code)


                  Registrant's telephone number: (310) 276-8767



Item 1. Change in Control of Registrant

        Not Applicable

Item 2. Acquisition or Disposition of Assets

        Not Applicable

Item 3. Bankruptcy or Receivership

        Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

        Not Applicable

Item 5. Other Events




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On December 23, 2002 Nutra Pharma Corp and Nutra Pharma Inc. mutually agreed to rescind their agreement dated November 23, 2001. The prior agreement entitled, "Nutra Pharma Corp. to acquire all assets of Nutra Pharma Inc. for 4,500,000 shares of Nutra Pharma Corp (OTCBB: NPHC)." All shares were disbursed to Minto as the sole shareholder of Nutra Pharma Inc. All shares available will be returned to Nutra Pharma Corp., all other shares not returned to Nutra Pharma Corp. will be deemed irretrievable and cancelled upon this agreement (see
Exhibit 7.1).

On December 30, 2002 Nutra Pharma Corp announced that it had received an unsolicited offer from The Saksa Group, LLC to acquire up to 2,000,000 shares of registered, free-trading Nutra Pharma Corp common stock at $0.80 per share in cash. The offer came in the form of a letter dated December 30, 2002 from The Saksa Group, LLC to Nutra Pharma's Chairman of the Board (see Exhibit 7.2). On January 6, 2003 Nutra Pharma announced that its Board of Directors had unanimously voted to recommend that shareholders not accept the tender offer by The Saksa Group, LLC.

Item 6. Resignations of Registrant's Directors

        Not Applicable

Item 7. Financial Statements and Exhibits

        a) Not Applicable
        b) Not Applicable
        c) Exhibits

7.1  Rescission, Settlement and Release Agreement

                   Rescission, Settlement and Release Agreement

Parties: George Minto (Nutra Pharma,, Inc.) vs. Zirk Engelbrecht (Nutra Pharma Corp).

Nutra Pharma Corp and Nutra Pharma Inc. have mutually agreed to rescind their agreement dated November 23, 2001. The prior agreement entitled, "Nutra Pharma Corp. to acquire all assets of Nutra Pharma Inc. for 4,500,000 shares of Nutra Pharma Corp (OTCBB: NPHC)." All shares were disbursed to Minto as the sole shareholder of Nutra Pharma Inc. All shares available will be returned to Nutra Pharma Corp., all other shares not returned to Nutra Pharma Corp. will be deemed irretrievable and cancelled upon this agreement (*terms below).

Upon payment by Nutra Pharma Inc. (Minto) in full of the total consideration set forth in this agreement*, and receipt of 4,500,000 (*less irretrievable shares) shares of Nutra Pharma Corporation (OTCBB: NPHC) delivered to Nutra Pharma Corp., and Englebrecht, the said Parties and Principles - Nutra Pharma Inc., Minto and Nutra Pharma Corp., Engelbrecht - hereby agree to waive and forever release and discharge each other (and their heirs, executors, administrators, successors and assigns, predecessors, parent corporations, subsidiary corporations, affiliates and agents, and the officers, directors, employees, attorneys, agents, shareholders and representatives of any of them) from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, convenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgements, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which they ever had, now have or hereafter, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the time the parties first met (telephonically, electronically, in person or in writing) to the day of the date of this Agreement and Release.
The final terms and conditions of this agreement: Minto and Nutra Pharma Inc. will return 2,092,500 shares of Nutra Pharma Corp (OTCBB: NPHC) in return will receive 250,000 shares of free trading shares of Nutra Pharma Corp (OTCBB:
NPHC). Minto will deliver an additional 1,000,000 shares of Nutra Pharma Corp (OTCBB: NPHC) and receive 200,000 shares of Nutra Pharma Corp (OTCBB: NPHC). The remaining 1,407,500 shares will be deemed irretrievable and cancelled upon this agreement.



Signed By:                                  Signed By:


Zirk Engelbrecht                            George Minto
----------------                            ------------
Zirk Engelbrecht     Date:   12/23/02       George Minto     Date:  12/23/02

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7.2  Offer to Purchase for Cash up to 2,000,000 Shares of Nutra Pharma Corp. at
     $.80 per share.



                           OFFER TO PURCHASE FOR CASH
                                      UP TO
                               2,000,000 SHARES OF

                                NutraPharma Corp
                           ("NPHC") (CUSIP #67060U109)

                                              FOR
                               $.80 CASH PER SHARE
                                       BY
                                      BUYER

We are offering an opportunity to sell your shares of Nutra Pharma ("NPHC") for $.80 per share. The offer may be amended or terminated in the event we do not receive the full amount of shares we are seeking to purchase. In the event we receive more shares that the full amount of shares we are seeking to purchase, the shares will be accepted on a first-come, first-buy basis. The purchase price has been determined at the sole discretion of Buyer ("Buyer".) The date of this offer is December 30, 2002; it will expire January 31, 2003 unless extended.

TERMS, DISCLOSURES, AND TRANSFER INSTRUCTIONS

To respond to our offer, please submit your shares to Depository Trust Company, or mail a certificate to us at the address below. Buyer hereby warrants that all Shares properly tendered will be paid for in cash promptly after we receive confirmation the Shares have been transferred.. The amount paid to you will be calculated by multiplying the number of Shares you transfer to us by $.80 per Share, then subtracting any distributions, of cash or securities, from any source whatsoever, paid after December 30, 2002. Buyer is not affiliated in any way with Target. Buyer may purchase or sell additional Shares at any point in the future at prices that may differ from the price offered herein. In the event of a significant adverse change in circumstance of Target, we reserve the right to terminate or amend this offer without notice. In the event Target is not current in its filings with the Securities and Exchange Commission by the expiration of this offer, we reserve the right to terminate or amend this offer. No shares tendered to this offer may be accepted until the offer has expired. Shareholders tendering their shares to Buyer will not have withdrawal rights unless the offer is amended or is extended beyond February 28, 2003 (not including amendments that serve only to increase the offer price or to change the number of shares we are willing to purchase.) Only registered, free-trading shares unencumbered by any liens or restrictions may be accepted. The right to terminate the offer in the event of an adverse change in circumstance allows Buyer to potentially realize profits from an increase in the value of Target without incurring an equal risk of loss from a decrease in the value of Target. The majority of market risk is therefore retained by the sellers until such time as the offer expires and the sellers are paid in full. In the event a single block of Shares tendered pursuant to this offer should cause the total number of Shares tendered to exceed the limited number of Shares we are willing to purchase, we reserve the right to reject that block, or to purchase a portion of that block at our sole discretion.



                For More Information Contact The Saksa Group, LLC
                            8560 East Pershing Avenue
                            Scottsdale, Arizona 85260
                         Tel:  (480) 860-2075 Email:  stock4u@aol.com

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2003

Nutra Pharma Corp.

Zirk Engelbrecht
------------------------------
By: Zirk Engelbrecht, Chairman,
Board of Directors







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